UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2022

Maxpro Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40857	87-1015109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5/F-4, No. 89

Songren Road, Xinyi District

Taipei City, Taiwan 11073

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +886 2 7713 7952

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	JMACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	JMAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	JMACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry Into a Material Definitive Agreement.

Business Combination Agreement

On September 14, 2022, Maxpro Capital Acquisition Corp. (“Maxpro”), a Delaware corporation, entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among Maxpro, Apollomics Inc., a Cayman Islands exempted company (“Apollomics”), and Project Max SPAC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Apollomics (“Merger Sub”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

Apollomics is an innovative clinical-stage biopharmaceutical company focused on the discovery and development of oncology therapies with the potential to be combined with other treatment options to harness the immune system and target specific molecular pathways to inhibit cancer. Apollomics currently has a pipeline of nine drug candidates across multiple programs, six of which are currently in the clinical stage of development. Apollomics’ lead programs include investigating its core product, APL-101, a potent, selective c-Met inhibitor for the treatment of non-small cell lung cancer and other advanced tumors with c-Met alterations, which is currently conducting a phase 2 multicohort clinical trial in the United States, and developing an anti-cancer enhancer drug candidate APL-106, a specific E-Selectin antagonist that has the potential to be used adjunctively with standard chemotherapy to treat acute myeloid leukemia and other hematologic cancers, which is currently conducting phase 3 clinical trials in China.

Apollomics Share Conversion and Share Split

Immediately prior to the Closing, (i) each Apollomics preferred share, par value $0.0001 per share (each, an “Apollomics Preferred Share”), will be converted into one Apollomics ordinary share, par value $0.0001 per share (each, an “Apollomics Ordinary Share”), in accordance with Apollomics’ organizational documents (the “Pre-Closing Conversion”) and (ii) immediately following the Pre-Closing Conversion but prior to the Closing, each Apollomics Ordinary Share that is issued and outstanding will be converted into a number of Apollomics ordinary shares designated as Class B ordinary shares in Apollomics’ organizational documents, par value $0.0001 per Class B share (each, a “Post-Closing Apollomics Class B Ordinary Share”), equal to the Exchange Ratio (as described below) (the “Share Split”). Post-Closing Apollomics Class B Ordinary Shares have the same rights as, and rank equally with, Post-Closing Apollomics Class A Ordinary Shares (as defined below) except that Post-Closing Apollomics Class B Ordinary Shares are subject to a 6-month transfer restriction following the Closing.

Each Apollomics option will also be adjusted such that each option will (i) have the right to acquire a number of Post-Closing Apollomics Class B Ordinary Shares equal to (as rounded down to the nearest whole number) the product of (A) the number of Apollomics Ordinary Shares which the option had the right to acquire immediately prior to the Share Split, multiplied by (B) the Exchange Ratio; and (ii) have an exercise price equal to (as rounded up to the nearest whole cent) the quotient of (A) the exercise price of the option immediately prior to the Share Split, divided by (B) the Exchange Ratio.

The “Exchange Ratio” is equal to 89.9 million Apollomics Ordinary Shares divided by the aggregate number of fully-diluted Apollomics shares (as further described in the Business Combination Agreement) immediately prior to the Share Split.

The Merger

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, on the date of the closing of the Business Combination (the “Closing”), Merger Sub will merge with and into Maxpro, with Maxpro continuing as the surviving company (the “Merger”), as a result of which Maxpro will become a wholly-owned subsidiary of Apollomics.

Merger Consideration

Upon the Closing, (i) each then issued and outstanding share of Maxpro’s Class B common stock, par value $0.0001 per share (each, a “Founder Share”), will be converted into one share of Maxpro’s Class A common stock, par value $0.0001 per share (“Maxpro Class A Common Stock”), and (ii) then each share of Maxpro Class A Common Stock that is issued and outstanding and has not been redeemed will be converted into the right to receive one Apollomics ordinary share designated as Class A ordinary share in Apollomics’ organizational documents, par value $0.0001 per Class A share (each, a “Post-Closing Apollomics Class A Ordinary Share”, and together with Post-Closing Apollomics Class B Ordinary Shares, “Post-Closing Apollomics Ordinary Shares”).

Each outstanding warrant to purchase Maxpro Class A Common Stock (each, a “Maxpro Warrant”) will become a warrant of Apollomics to purchase Post-Closing Apollomics Class A Ordinary Shares, with each such warrant exercisable for the number of Post-Closing Apollomics Class A Ordinary Shares the holder of such Maxpro Warrant would have received in the Business Combination if it exercised such Maxpro Warrant immediately prior to the Business Combination.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things, (i) approval by Maxpro’s stockholders of the Business Combination Agreement, (ii) approval by Apollomics’ shareholders of the Business Combination Agreement, (iii) the effectiveness of a registration statement on Form F-4 (the “Registration Statement”) to be filed by Apollomics relating to the Business Combination, which will contain a proxy statement of Maxpro in connection with its solicitation for proxies for the vote by Maxpro’s stockholders in connection with the Business Combination and other matters as described in the Registration Statement, (iv) the approval for listing on Nasdaq of the Apollomics Class A Ordinary Shares to be issued in the Business Combination, (v) Maxpro having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), (vi) the accuracy of each party’s representations and warranties, except generally as would not have a Material Adverse Effect and in the case of certain fundamental representations, in all material respects, (vii) compliance by each party with pre-closing covenants in all material respects, (viii) the absence of any legal restraints or injunctions enjoining or prohibiting the consummation of the Business Combination and (ix) the receipt, expiration or termination of applicable government approvals and antitrust waiting periods.

Apollomics’ obligations under the Business Combination Agreement are also subject to the condition that, as of immediately prior to the Closing, the amount of cash available from (x) Maxpro’s trust account, after deducting any amounts required to satisfy Maxpro’s obligations to its stockholders that exercise their rights to redeem their shares of Maxpro Class A Common Stock pursuant to Maxpro’s second amended and restated certificate of incorporation (but prior to the payment of any expenses relating to the Business Combination) and (y) the aggregate proceeds from any PIPE Financing, is equal to at least $20,000,000 (the “Minimum Cash Condition”).

Covenants, Representations and Warranties

The parties to the Business Combination Agreement have made covenants that are customary for transactions of this nature, including, among others, obligations on (i) the parties to conduct, as applicable, their respective businesses in the ordinary course and consistent with past practice through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) Apollomics to prepare and deliver to Maxpro certain audited consolidated financial statements of Apollomics, (iv) Apollomics and Maxpro to jointly prepare the Registration Statement, and Apollomics to file the Registration Statement, and Maxpro to take certain other actions for Maxpro to obtain the requisite approval of Maxpro stockholders of certain proposals regarding the Business Combination, (v) Maxpro to exercise its right to extend by three (3) months its deadline to complete its initial business combination no later than October 13, 2022, and if the Closing is not consummated by January 12, 2023, Maxpro to exercise its right to extend the deadline by another three (3) months and (vi) Maxpro and Apollomics to use their reasonable best efforts to obtain up to $25,000,000 of additional equity financing for Apollomics through the sale of Apollomics Ordinary Shares in a private placement transaction (the “PIPE Financing”). There can be no assurance that Maxpro or Apollomics will be able to arrange the PIPE Financing.

The parties to the Business Combination Agreement have made representations and warranties that are customary for transactions of this nature. The representations and warranties of the respective parties to the Business Combination Agreement generally will not survive the Closing.

Termination

The Business Combination Agreement may be terminated by either Apollomics or Maxpro under certain circumstances, including, among others, (i) by written consent of both Maxpro and Apollomics, (ii) by either Apollomics or Maxpro if the Closing has not occurred by the earlier of June 14, 2023 and the then applicable deadline for Maxpro to complete its initial business combination in accordance with its second amended and restated certificate of incorporation, (iii) by either Apollomics or Maxpro if the Business Combination is permanently enjoined, prohibited or prevented by the terms of a final, non-appealable governmental order, (iv) by either Apollomics or Maxpro if the other party has materially breached their respective representations or covenants under the Business Combination Agreement and has not timely cured such breach, (v) by Maxpro if there is a Material Adverse Effect (as defined in the Business Combination Agreement) on Apollomics and the Material Adverse Effect has not been timely cured, and (vi) by either Apollomics or Maxpro if Maxpro has held a stockholder meeting to approve the Business Combination and approval of the Business Combination has not been obtained by the requisite number of stockholders of Maxpro.

Following the termination of the Business Combination Agreement, there shall be no liability on the part of any party except for certain provisions that survive the termination.

Timeframes for Filing and Closing

Apollomics expects to file the Registration Statement as promptly as possible following receipt by Maxpro of Apollomics’ audited financial statements for the years ended December 31, 2021 and 2020. The Closing is expected to occur in the first quarter of 2023, following the fulfillment of the closing conditions set forth in the Business Combination Agreement.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the parties to the Business Combination Agreement made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about Maxpro, Apollomics or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement (other than as expressly provided for in the Business Combination Agreement), may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Maxpro’s or Apollomics’ public disclosures.

Sponsor Support Agreement

On September 14, 2022, concurrently with the execution of the Business Combination Agreement, Maxpro also entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with Apollomics, MP One Investment LLC, a Delaware limited liability company (the “Sponsor”), and the directors and officers of Maxpro (the “Insiders” and together with the Sponsor, the “Sponsor Parties” and individually, a “Sponsor Party”), pursuant to which, among other things, the Sponsor Parties will agree to vote any of the shares of Maxpro Common Stock held by them in favor of the Business Combination and to comply with their obligations under the Letter Agreement that the Sponsor Parties entered into with Maxpro on October 7, 2021 in connection with the consummation of Maxpro’s initial public offering, including the obligation to not redeem any such shares at the special meeting of stockholders to be held in connection with the Business Combination.

In addition, each of the Sponsor Parties agreed not to transfer any of its shares of Maxpro Common Stock or Maxpro Warrants without the prior written consent of Apollomics, until the earliest of (i) the Closing, (ii) the termination of the Business Combination Agreement and (iii) the liquidation of Maxpro.

Furthermore, each Sponsor Party agreed to forfeit such number of Founder Shares that it owns as of immediately before the Closing, that would be necessary so that, immediately after giving effect to the Merger and any PIPE Financing, the Sponsor Parties collectively own a number of Post-Closing Apollomics Ordinary Shares equal to 2.75% of the sum of (i) the Post-Closing Apollomics Ordinary Shares that are issued pursuant to the Merger, (ii) the Post-Closing Apollomics Ordinary Shares issued and outstanding immediately after the Share Split, (iii) the Post-Closing Apollomics Ordinary Shares exercisable on a “gross” basis from the vested Apollomics options issued and outstanding immediately after the Share Split and (iv) the Apollomics Ordinary Shares and/or Apollomics Preferred Shares, if any, issued pursuant to private placement financing arranged by Maxpro.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Apollomics Shareholder Voting Agreement

On September 14, 2022, concurrently with the execution of the Business Combination Agreement, Maxpro, Apollomics and certain shareholders of Apollomics (the “Apollomics Shareholders”) entered into a Company Shareholder Voting Agreement (the “Apollomics Shareholder Voting Agreement”), pursuant to which the Apollomics Shareholders agreed, among other things, to vote any of the shares of Apollomics held by them in favor of the Business Combination.

The foregoing description of the Apollomics Shareholder Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Apollomics Shareholder Voting Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Lock-Up Agreement

On September 14, 2022, concurrently with the execution of the Business Combination Agreement, Apollomics and each of the Sponsor Parties entered into a lock-up agreement (the “Lock-Up Agreement”) with respect to Apollomics Ordinary Shares held by the Sponsor Parties immediately following the Closing (the “Lock-Up Shares”), pursuant to which, each Sponsor Party agreed not transfer any Lock-Up Shares for a period of six (6) months after the Closing, on the terms and subject to the conditions set forth in the Lock-Up Agreement. The Lock-up Agreement will become effective only at the Closing. Each holder of Apollomics Ordinary Shares immediately prior to the Closing will receive Post-Closing Apollomics Class B Ordinary Shares, which are subject to a six-month lock-up on the same terms as the Lock-Up Agreement.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Registration Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, Apollomics, Maxpro, the Sponsor, the Sponsor Parties and certain Apollomics Shareholders will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Apollomics will be obligated to file a registration statement to register the resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), of certain securities of Apollomics held by the parties to the Registration Rights Agreement, and providing for the right to three demand registrations for the Sponsor Parties, three demand registrations for the Apollomics Shareholders, and unlimited piggy-back registrations with respect to the Apollomics Ordinary Shares held by the Sponsor Parties and the Apollomics Shareholders and their permitted successors and assignees.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a form of which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On September 14, 2022, Maxpro and Apollomics issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Attached as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation, dated September 2022 (the “Investor Presentation”), that Maxpro and Apollomics prepared for use in connection with the announcement of the Business Combination.

Attached as Exhibit 99.3 hereto and incorporated by reference herein is the transcript of a pre-recorded investor call discussing the Business Combination that was released September 14, 2022.

Attached as Exhibit 99.4 hereto and incorporated by reference herein is a summary of certain risk factors that are applicable to the Business Combination and the business of Apollomics.

The information in this Item 7.01, including Exhibits 99.1 through 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Maxpro or Apollomics under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. For the avoidance of doubt, each of Maxpro and Apollomics intends for this Form 8-K, including Exhibits 99.1 through 99.4, to satisfy the requirements of Rule 165(a) and Rule 425(a) under the Securities Act. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1 through 99.4.

Important Additional Information About the Business Combination and Where to Find It

In connection with the Business Combination, Apollomics intends to file the Registration Statement with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of Maxpro’s common stock in connection with Maxpro’s solicitation of proxies for the vote by Maxpro’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Apollomics to be issued in the Business Combination. Maxpro’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about Apollomics, Maxpro and the Business Combination. Before making any voting or investment decision, investors and stockholders of Maxpro are urged to carefully read the entire Registration Statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Business Combination. The documents filed by Maxpro with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to Maxpro Capital Acquisition Corp., 5/F-4, No. 89, Songren Road, Xinyi District, Taipei City, Taiwan 11073, Attention: Secretary; telephone: +886 2 7713 7952.

Participants in Solicitation

Maxpro and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Maxpro will be included in the proxy statement/prospectus for the Business Combination when available at www.sec.gov. Information about Maxpro’s directors and executive officers and their ownership of Maxpro’s common stock is set forth in Maxpro’s Annual Report on Form 10-K, filed with the SEC on March 31, 2022, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement when it becomes available. These documents can be obtained free of charge from the source indicated above.

Apollomics and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Maxpro in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when it becomes available.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Apollomics’ industry and market sizes, future opportunities for Apollomics and Maxpro, Apollomics’ estimated future results and the Business Combination between Maxpro and Apollomics, including the implied enterprise value, the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the Business Combination. Such forward-looking statements are based upon the current beliefs and expectations of Maxpro’s and Apollomics’ management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Maxpro and Apollomics. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Maxpro and its management and/or Apollomics and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the inability to meet the closing conditions to the Business Combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of Maxpro’s stockholders, the failure to achieve the Minimum Cash Condition following any redemptions by Maxpro stockholders, or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the Business Combination Agreement; a delay or failure to realize the expected benefits from the Business Combination; risks related to disruption of management’s time from ongoing business operations due to the Business Combination; the impact of any current or new government regulations in the United States and China affecting Apollomics’ operations and the continued listing of Apollomics’ securities; inability to achieve successful clinical results or to obtain licensing of third-party intellectual property rights for future discovery and development of Apollomics’ oncology projects; failure to commercialize product candidates and achieve market acceptance of such product candidates; failure to protect Apollomics’ intellectual property; breaches in data security; risks related to the ongoing COVID-19 pandemic and response; risk that Apollomics may not be able to develop and maintain effective internal controls; unfavorable changes to the regulatory environment; and other risks and uncertainties indicated in Maxpro’s Annual Report on Form 10-K, filed with the SEC on March 31, 2022, and the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in Maxpro’s other filings with the SEC. Maxpro and Apollomics caution that the foregoing list of factors is not exclusive.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of Maxpro and Apollomics. All information set forth herein speaks only as of the date hereof in the case of information about Maxpro and Apollomics or the date of such information in the case of information from persons other than Maxpro or Apollomics, and Maxpro and Apollomics disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Apollomics’ industry and end markets are based on sources Maxpro and Apollomics believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K also shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of September 14, 2022, by and among Maxpro Capital Acquisition Corp., Apollomics Inc. and Project Max SPAC Merger Sub, Inc.

10.1	Sponsor Support Agreement, dated as of September 14, 2022, by and among Maxpro Capital Acquisition Corp., Apollomics Inc., MP One Investment LLC and the individuals party thereto.

10.2	Company Shareholder Voting Agreement, dated as of September 14, 2022, by and among Maxpro Capital Acquisition Corp., Apollomics Inc. and certain shareholders party thereto.

10.3	Lock-Up Agreement, dated as of September 14, 2022, by Apollomics Inc., MP One Investment LLC and the individuals party thereto.

10.4	Form of Registration Rights Agreement.

99.1	Press Release, dated September 14, 2022.

99.2	Investor Presentation, dated September 2022.

99.3	Transcript of Webcast, posted on September 14, 2022.

99.4	Summary Risk Factors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Maxpro agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXPRO CAPITAL ACQUISITION CORP.

	By:	/s/ Hong - Jung (Moses) Chen
		Name:	Hong - Jung (Moses) Chen
		Title:	Chief Executive Officer

Dated: September 14, 2022